Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 7 TO CREDIT AGREEMENT

OF AMERICAN APPAREL (USA), LLC

This AMENDMENT NO. 7 (this “Amendment”), dated as of June 20, 2008, is among American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), a California limited liability company (the “Borrower”), the Facility Guarantors thereto (the “Guarantors”) and SOF Investments, L.P. - Private IV, as lender (the “Lender”), parties to the Credit Agreement dated as of January 18, 2007 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007, that certain Amendment No. 2 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 9, 2007, that certain Amendment No. 3 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 28, 2007, that certain Amendment No. 4 and Waiver to Credit Agreement of American Apparel, Inc. dated as of December 12, 2007, that certain Amendment No. 5 and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of February 29, 2008, and that certain Amendment No. 6, Consent and Waiver To Credit Agreement of American Apparel (USA), LLC dated as of May 16, 2008, the “Credit Agreement”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Lender and the Borrower desire to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof the Credit Agreement is hereby amended as follows:

(a) Amendments to Article I (Definitions)

(i) The definition of “Consolidated EBITDA” is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA” means, with respect to any Person for any period, the sum (without duplication) of (a) Consolidated Net Income for such period, plus (b) depreciation and amortization, plus (c) provisions for Taxes based on income that was deducted in determining Consolidated Net Income for such period, plus (d) Consolidated Interest Expense that was deducted in determining Consolidated Net Income for such period, plus (e) cash bonuses paid during such period pursuant to Section 5.25(d) of the Merger Agreement, plus (f) any compensation expense incurred during such period with respect to the issuance of up to 2,710,000 shares of common stock pursuant to Section 5.31 of the Merger Agreement, plus (g) any non-cash amortization of stock-based compensation expense, plus (h) management fees charged by Dov Charney as the former beneficial shareholder of the Canadian Subsidiaries and their predecessors.

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(ii) The definition of “Change of Control” is hereby amended by deleting clause (e) in its entirety.

(iii) The definition of “Facility Guarantor” is hereby amended and restated in its entirety as follows:

“Facility Guarantor” means (i) each of the Subsidiaries, whether now existing or hereafter created or acquired, other than any Foreign Subsidiaries, and (ii) Parent.”

(iv) The definition of “Permitted Dividends” is hereby amended by deleting clauses (d), (e) and (f) in their entirety and re-lettering clause “(g)” as clause “(d)”.

(v) the definition of “Permitted Encumbrances” is hereby amended by inserting the phrase “or any Subsidiary” to the first line of clause (h) thereto after the words “Loan Parties”, and by deleting the word “and” at the end of clause (m) thereof, re-lettering clause (n) thereof as clause (o), and inserting the following new clause (n):

“(n) Liens in favor of the Canadian Lender securing the obligations of American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc. under the Canadian Loan;”

(vi) The definition of “Permitted Indebtedness” is hereby amended as follows:

(A) by inserting the phrase “or their Subsidiaries” to the first line of clause (e) after the words “Loan Parties” and by deleting “$15,000,000” in clause (e) thereof and replacing it with “$20,000,000”; and

(B) by deleting the word “and” at the end of clause (m) thereof, re-lettering clauses (m) and (n) thereof as clauses (r) and (s), respectively, and inserting the following new clauses (m), (n), (o), (p) and (q):

“(m) Indebtedness due the Canadian Lender under the Canadian Loan Agreement;

(n) Indebtedness incurred by American Apparel Canada Wholesale, Inc. and due Dov Charney, as such Indebtedness is evidenced by that certain Promissory Note dated as of December 11, 2007 in the aggregate principal amount of $3,804,300.00 (the “US Dov Promissory Note”);

(o) Indebtedness incurred by American Apparel Canada Wholesale, Inc. and due Dov Charney, as such Indebtedness is evidenced by that certain Promissory Note dated as of December 11, 2007 in the aggregate principal amount of CAD $2,200,000.00 (the “CN Dov Promissory Note”);

(p) Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary; and

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(q) Indebtedness incurred by any Subsidiary owing to a Loan Party or any other Subsidiary to the extent that such Indebtedness is permitted pursuant to clauses (k) and (l) of the definition of “Permitted Investment”“.

(vii) The definition of “Permitted Investment” is hereby amended as follows:

(A) by deleting the phrase “means each of the following:” from the first sentence thereof and replacing it with the phrase “means, in each case to the extent made when no Event of Default then exists or would arise therefrom, each of the following:”

(B) by deleting clauses (k), (l) and the proviso at the end thereof in their entirety and replacing them with the following:

“(k) Investments by a Loan Party in a Foreign Subsidiary (other than a Canadian Subsidiary) to the extent that such Investments do not exceed $35,000,000 in the aggregate at any time;

(l) Investments by a Foreign Subsidiary in another Foreign Subsidiary; and

(m) Investments permitted pursuant to SECTION 6.08(d) and Investments set forth on Schedule 1.05;

provided, however, that notwithstanding the foregoing, (i) no such Investments shall be permitted unless such Investments are, to the extent requested by the Agents, pledged to the Collateral Agent, as additional Collateral for the Obligations, pursuant to such agreements as may be reasonably required by the Agents, and (ii) except to the extent permitted pursuant to clause (m), under no circumstances shall any Investment in any Canadian Subsidiary constitute a “Permitted Investment” hereunder.”

(viii) The following new definitions are hereby added to the Credit Agreement in the appropriate alphabetical order:

“Canadian Lender” means The Toronto-Dominion Bank in its capacity as the lender pursuant to the Canadian Loan Agreement.

“Canadian Loan” means the loan, or any refinancing thereof, made by the Canadian Lender to the Canadian Subsidiaries.

“Canadian Loan Agreement” means that certain loan agreement dated as of December 3, 2007, by and among the Canadian Lender, American Apparel Canada Wholesale, Inc. and American Apparel Canada Retail Inc.

“Canadian Subsidiaries” means (i) each of American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc., each a wholly-owned Subsidiary of the Parent, and (ii) all other wholly-owned Subsidiaries of the Parent organized under the laws of Canada or any political subdivision thereof. The term “Canadian Subsidiary” shall mean any one of the foregoing Persons.

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“Parent” means American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.).

“SPAC Blocked Account” means the deposit accounts numbered 48685387, 9939581478 and 000000002211351 of the Parent at Citi Private Bank subject to a control agreement among Citi Private Bank, the Parent and the “Collateral Agent” (as such term is defined in the Existing First Lien Credit Agreement).

(b) Amendment to Article V (Affirmative Covenants)

Section 5.11 (Additional Subsidiaries) is hereby deleted in its entirety and replaced with the following:

“SECTION 5.11 Additional Subsidiaries.

If any Loan Party shall form or acquire a Subsidiary after the Closing Date, Borrower will notify the Agents thereof and (a) if such Subsidiary is not a Foreign Subsidiary, Borrower will cause such Subsidiary to become a Loan Party hereunder and under each applicable Security Document in the manner provided therein within ten (10) Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary’s assets to secure the Obligations as the Administrative Agent or the Required Lenders shall request, (b) if any shares of Capital Stock or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, the Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged to secure the Obligations within ten (10) Business Days after such Subsidiary is formed or acquired (except that (i) if such Subsidiary is a Foreign Subsidiary that is not a Canadian Subsidiary, shares of Capital Stock of such Subsidiary to be pledged may be limited to 65% of the outstanding shares of Capital Stock of such Subsidiary, and (ii) if such Subsidiary is a Canadian Subsidiary, the Borrower shall not be obligated to cause such shares of Capital Stock of such Canadian Subsidiary to be pledged to secure the Obligations until such time as the Canadian Loan is refinanced in accordance with the terms of this Agreement with a lender other than the Canadian Lender).”

(c) Amendments to Article VI (Negative Covenants)

(i) Section 6.07(a) (Restricted Payments; Certain Payments of Indebtedness) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 6.07 Restricted Payments; Certain Payments of Indebtedness.

(a) No Loan Party will, or will permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment other than (i) Permitted Dividends, (ii) Permitted Dispositions, and (iii) so long as (x) no Event of Default has occurred and is continuing, and (y) there is a minimum amount of $20,000,000 available to the Loan Parties through either cash remaining in the SPAC Blocked Account or in Excess Availability (as defined in the Existing First Lien Credit Agreement) under the Existing First Lien Credit

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Agreement subsequent to any such repurchase, repurchases of the Loan Parties’ Capital Stock in an amount not to exceed $30,000,000 in the aggregate with the proceeds of the Loan Parties’ cash on hand (or cash equivalents) contained in the SPAC Blocked Account, without the prior written consent of the Administrative Agent and the Required Lenders.

(b) No Loan Party will, or will permit any Subsidiary to make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i) so long as no Event of Default then exists or would arise therefrom, (x) mandatory payments and prepayments of interest and principal as and when due in respect of any Permitted Indebtedness, and (y) prepayments of principal not to exceed $1,000,000 in any twelve-month period, in each case in respect of any Permitted Indebtedness (other than Subordinated Indebtedness, Senior Debt and the Indebtedness described in clauses (n) and (o) of the definition of “Permitted Indebtedness”);

(ii) payments on account of Indebtedness outstanding as of the Closing Date and as set forth on Schedule 6.01;

(iii) payments on account of Subordinated Indebtedness to the extent permitted under any subordination agreement or provisions governing such Indebtedness and including any payments to be made pursuant to the Merger Agreement (as set forth on Schedule 5.25(c) thereof) in an amount not to exceed $5,000,000 (other than the Indebtedness described in clauses (n) and (o) of the definition of “Permitted Indebtedness”);

(iv) refinancing of any Permitted Indebtedness (other than Indebtedness described in clauses (n) and (o) of the definition of “Permitted Indebtedness”) to the extent that (x) the principal amount of the Permitted Indebtedness being so refinanced is not increased by such refinancing except on account of fees and expenses required to be paid incidental to such refinancing, provided that in no event shall such increased principal amount exceed 102% of the principal amount of the Indebtedness so refinanced, (y) such refinancing is on terms and conditions reasonably acceptable to the Administrative Agent, and (z) the refinancing lender enters into an intercreditor agreement with the Administrative Agent on terms and conditions that the Agents, in their sole discretion exercised in good faith, deem necessary or desirable;

(v) payments as and when due pursuant to the Canadian Loan Agreement or prepayments under the Canadian Loan Agreement; provided that (x) such payments shall be made only by a Canadian Subsidiary, and (y) no Loan Party may transfer proceeds of the Loans to any Canadian Subsidiary for purposes of making such payments; and

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(vi) any prepayments of principal on the US Dov Promissory Note or the CN Dov Promissory Note to the extent such prepayments are permitted by the Canadian Lender; provided that (x) such prepayments shall be made only by a Canadian Subsidiary, and (y) no Loan Party may transfer proceeds of the Loans to any Canadian Subsidiary for purposes of making such prepayments.”

(ii) Section 6.09 (Restricted Agreements) of the Credit Agreement is hereby amended by deleting the last sentence and replacing it with the following:

“Notwithstanding anything in this SECTION 6.09 to the contrary, neither (i)(a) the prohibition on the pledge of security interest in the Capital Stock of the Canadian Subsidiaries, nor (b) the prohibition on the granting of any guaranty or security interest by the Canadian Subsidiaries, in each case set forth in the Canadian Loan, nor (ii) the prohibitions, restrictions and impositions of conditions expressly set forth in the Merger Agreement and Lim Option Agreements (to the extent such prohibitions, restrictions and impositions of conditions are in connection with the consummation of the merger or the transactions related thereto as expressly set forth in the Merger Agreement and would not result in a Material Adverse Effect) shall be prohibited by this SECTION 6.09.”

(iii) Section 6.11 (Financial Covenants) of the Credit Agreement is hereby amended as follows:

(A) Section 6.11(a) (Consolidated Fixed Charge Coverage Ratio) is hereby deleted in its entirety;

(B) Section 6.11(b) (Minimum Consolidated EBITDA) is hereby deleted in its entirety and replaced with the following:

“Minimum Consolidated EBITDA. The Parent shall maintain, for the twelve month period ended on the last day of each month set forth below, Consolidated EBITDA for the twelve months ending on such day of not less than the amount set forth opposite such month:

TWELVE MONTHS ENDING	MINIMUM CONSOLIDATED EBITDA
June 30, 2007	$21,500,000
July 31, 2007	$21,500,000
August 31, 2007	$21,500,000
September 30, 2007	$24,500,000
October 31, 2007	$24,500,000
November 30, 2007	$24,500,000
December 31, 2007	$29,500,000
January 31, 2008	$29,500,000
February 29, 2008	$29,500,000
March 31, 2008	$30,500,000
April 30, 2008	$30,500,000

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AMERICAN APPAREL (USA), LLC

TWELVE MONTHS ENDING	MINIMUM CONSOLIDATED EBITDA
May 31, 2008	$35,500,000
June 30, 2008	$37,500,000
July 31, 2008	$37,500,000
August 31, 2008	$37,500,000
September 30, 2008	$39,500,000
October 31, 2008	$39,500,000
November 30, 2008	$39,500,000
December 31, 2008 and thereafter	$41,500,000	”

(C) Section 6.11(c) (Maximum Senior Debt to Consolidated EBITDA) is hereby amended by deleting the term “Borrower” in the first sentence thereof and replacing it with the term “Parent”; and

(D) Section 6.11(d) (Total Adjusted Debt to Consolidated EBITDAR) is hereby amended by deleting the term “Borrower” in the first sentence thereof and replacing it with the term “Parent”.

(iv) Section 6.12 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following:

“(b) in excess of $50,000,000 in the aggregate for the Fiscal Year ending December 31, 2008 and for any Fiscal Year thereafter.”

(d) Amendment to Schedules

Schedule 3.01, Schedule 3.05(a), Schedule 3.05(b), Schedule 3.05(c)(ii), Schedule 3.06, and Schedule 6.01 to the Credit Agreement are hereby deleted in their entirety and replaced with Schedule 3.01, Schedule 3.05(a), Schedule 3.05(b), Schedule 3.05(c)(ii), Schedule 3.06, and Schedule 6.01 in the form attached hereto.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Lender:

(a) Certain Documents. The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment, and dated the Amendment Effective Date (when applicable):

(i) this Amendment, duly executed by the Borrower, each Facility Guarantor and the Lender, including all schedules to the Credit Agreement to be replaced pursuant to Section 1(d) hereof;

(ii) an executed copy of the Fourth Amendment to Credit Agreement with respect to the Existing First Lien Credit Agreement;

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(iii) each of the following documents with respect to American Apparel, Inc. (f/k/a/ Endeavor Acquisition Corp.) (the “Parent”) and each other Loan Party, to the extent requested by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

(A) a certificate of legal existence and good standing issued by the secretary of state of its state of incorporation and each other state where such Loan Party is qualified to do business;

(B) a certificate of an authorized officer relating to the organization and existence of such party, the authorization of the transactions contemplated by the Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of such entity’s organizational documents;

(C) an executed perfection certificate;

(D) an executed copy of the Joinder and Second Amendment to the Security Agreement;

(E) Amended and Restated Ownership Interest and Intercompany Note Pledge and Security Agreement;

(F) Amended and Restated Guaranty;

(G) an executed copy of Waiver to Credit Agreement dated June 5, 2008 with respect to the Existing First Lien Credit Agreement;

(H) an executed copy of the intercreditor letter between Senior Lender and Lender with respect to the amendments and other modifications to the Loan Documents contemplated hereby and the other modifications to the Loan Documents set forth in documents (D) through (F) of this Section 2(a)(iii);

(I) an executed copy of the intercreditor letter between Senior Lender and Lender with respect to certain amendments and modifications to the Existing First Lien Credit Agreement and the Intercreditor Agreement; and

(J) such other documents and agreements reasonably required by the Agents.

(iv) lien search results or other evidence reasonably satisfactory to the Administrative Agent (dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the assets of the Parent, except for Permitted Encumbrances and Liens for which termination statements and releases or subordination agreements are being tendered on the date hereof;

(v) all documents and instruments, including financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect Liens intended to be created under the Loan Documents with respect to the Parent and all such documents and instruments shall been so filed, registered or recorded to the satisfaction of the Lender;

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(v) an opinion of counsel to the Loan Parties, addressed to the Lender, as to such matters concerning the Parent, the other Loan Parties and the Loan Documents as the Lender may reasonably request; and

(vi) such other and further documents as the Lender reasonably may require and shall have identified prior to the execution of this Amendment, in order to confirm and implement the terms and conditions of this Amendment.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 3 (Representations and Warranties) below are true and correct.

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof, including the Amendment Fee (as defined herein) and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

(g) No Default or Event of Default Under Existing First Lien Credit Agreement. No default or event of default shall have occurred and be continuing with respect to the Existing First Lien Credit Agreement on the date hereof.

Section 3. Representations and Warranties

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the

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Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing; and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 4. Fees and Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents). In addition the Borrower agrees to pay to Lender an amendment fee (the “Amendment Fee”) in the amount of $93,750.

Section 5. Post-Closing Matters

(a) The Loan Parties have advised Lender that Fresh Air Freight, Inc., a California corporation (“Fresh Air”), is not in good standing in the State of California for failure to pay franchise taxes. The Loan Parties have further advised the Administrative Agent that such taxes were paid on or about June 5, 2008, and that the sole reason for the failure of Fresh Air to be in good standing is the failure of the applicable Governmental Authority to process payment. Within sixty (60) days following the Amendment Effective Date, the Loan Parties shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, certificates and other evidence that Fresh Air is in good standing in the State of California.

(b) The Loan Parties have advised the Administrative Agent that American Apparel Retail, Inc. a California corporation (“AA Retail”), is not qualified to do business as a foreign

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corporation in the State of Tennessee for failure to pay franchise taxes. Within sixty (60) days following the Amendment Effective Date, the Loan Parties shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, certificates and other evidence that AA Retail is qualified to do business as a foreign corporation in the State of Tennessee.

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 7. Consent of Facility Guarantors

Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 8. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

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Section 10. Section; Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 12. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person

Section 13. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI
Acquisition LLC (successor by merger to American Apparel, Inc.)), as Borrower

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	CEO/President

SOF INVESTMENTS, L.P. - PRIVATE IV, as Lender

By:	/s/ Marc R. Lisker
Name:	Marc R. Lisker
Title:	General Counsel

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

GUARANTORS:

AMERICAN APPAREL, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	CEO/President

FRESH AIR FREIGHT, INC.,
as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	CEO/President

KCL KNITTING, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	CEO/President

AMERICAN APPAREL RETAIL, INC.,
as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	CEO/President

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	CEO/President

AMERICAN APPAREL, INC. (F/K/A/ ENDEAVOR ACQUISITION CORP.)

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	CEO/President